                                  SALOMON INC
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                               SHARES

F_____                                                              ________

  % Cumulative                                                    % Cumulative
Preferred Stock,                                                Preferred Stock,
    Series F                                                        Series F


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                CUSIP ________

THIS CERTIFIES THAT _________________________ IS THE OWNER OF _______________
FULLY-PAID AND NON-ASSESSABLE SHARES OF % CUMULATIVE PREFERRED STOCK, SERIES F, OF NO PAR VALUE PER SHARE OF SALOMON INC transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended to all of which the holder hereof by acceptance hereby assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Robert E. Denham
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

/s/ Arnold S. Olshin
SECRETARY

[SEAL]

COUNTERSIGNED AND REGISTERED:

FIRST CHICAGO TRUST COMPANY OF NEW YORK
  TRANSFER AGENT AND REGISTRAR

BY ____________________________________
                     AUTHORIZED OFFICER

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                                  SALOMON INC

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ______________ Custodian _______________ under Uniform
                         (Cust)                   (Minor)
                     Gifts to Minors Act _____________
                                            (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER        _______________________________________________________
TAXPAYER IDENTIFYING     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
NUMBER OF ASSIGNEE                         ZIP CODE, OF ASSIGNEE

____________________     _______________________________________________________

_____________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________
                          ______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                          ENLARGEMENT OR ANY CHANGE WHATEVER.